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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) July 22, 2002
                                                 -------------

                                      UICI
             (Exact name of registrant as specified in its charter)


                  Delaware                                       001-14953                      75-2044750
-----------------------------------------------           -----------------------       ---------------------------
 (State or other jurisdiction of incorporation                (Commission File                 (IRS Employer
              or organization)                                    Number)                   Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                                                        75244
-----------------------------------------------                                         ---------------------------
  (Address of principal executive offices)                                                      (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

                  As previously disclosed, in December 1999 and February 2000, the Company and certain of its executive officers were named as defendants in three securities class action lawsuits alleging, among other things, that the Company's periodic filings with the SEC contained untrue statements of material facts and/or failed to disclose all material facts relating to the condition of the Company's credit card business, in violation of Section 10(b) of the Securities Exchange
         Act of 1934 and Rule 10b-5 thereunder. The three cases were subsequently consolidated as Herbert R. Silver, et al. v. UICI et al, which is pending in U.S. District Court for the Northern District of Texas. Plaintiffs purport to represent a class of persons who purchased
         UICI common stock from February 10,1999 through December 9, 1999.

                  Following a mediation held on May 23, 2002, the parties to the Herbert R. Silver, et al. v. UICI et al securities class action litigation have entered into a memorandum of understanding, pursuant to which the parties have agreed, without admitting or denying liability and provided that certain conditions are satisfied, to fully and finally resolve the litigation. The Company believes that the terms of the settlement as contemplated by the memorandum of understanding will not have a material adverse effect upon the financial condition or results of operations of the Company. Funding of the settlement amount was completed on July 15, 2002 in accordance with the terms of the memorandum of agreement. Final settlement is subject to execution and delivery of definitive settlement and release documentation (the terms of which have not yet been negotiated), completion of confirmatory discovery, preliminary approval by the U.S. District Court of the terms of the settlement, notice of settlement to the plaintiff class, and final, binding, and non-appealable approval by the U.S. District Court.
         There can be no assurance that these conditions will in fact be satisfied.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those included in the forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets, and interest rates;
competitive, regulatory or tax changes that affect the cost of or demand for the Company's products; health care reform; the ability to predict and effectively manage claims related to health care costs; and reliance on key management and adequacy of claim liabilities.

The Company's future results will depend in large part on accurately predicting health care costs incurred on existing business and upon the Company's ability to control future health care costs through product and benefit design, underwriting criteria, utilization management and negotiation of favorable provider contracts. Changes in mandated benefits, utilization rates, demographic characteristics, health care practices, provider consolidation, inflation, new pharmaceuticals/technologies, clusters of high-cost cases, the regulatory environment and numerous other factors are beyond the control of any health plan provider and may adversely affect the Company's ability to predict and control health care costs and claims, as well as the Company's financial condition, results of operations or cash flows. Periodic renegotiations of hospital and other provider contracts coupled with continued consolidation of physician, hospital and other provider groups may result in increased health care costs and limit the Company's ability to negotiate favorable rates. Recently, large physician practice management companies have experienced extreme financial difficulties, including bankruptcy, which may subject the Company to increased credit risk related to provider groups and cause the Company to incur duplicative claims expense. In addition,


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the Company faces competitive pressure to contain premium prices. Fiscal concerns regarding the continued viability of government-sponsored programs such as Medicare and Medicaid may cause decreasing reimbursement rates for these programs. Any limitation on the Company's ability to increase or maintain its premium levels, design products, implement underwriting criteria or negotiate competitive provider contracts may adversely affect the Company's financial condition or results of operations.

The Company's Academic Management Services Corp. business could be adversely affected by changes in the Higher Education Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder may adversely impact the education credit market. In addition, existing legislation and future measures by the federal government may adversely affect the amount and nature of federal financial assistance available with respect to loans made through the U.S. Department of Education. Finally the level of competition currently in existence in the secondary market for loans made under the Federal
Loan Programs could be reduced, resulting in fewer potential buyers of the Federal Loans and lower prices available in the secondary market for those loans.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press release distributed on July 22, 2002 disclosing preliminary agreement to settle Herbert R. Silver, et al. v.
                    UICI et al securities class action litigation


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        UICI
                                          -------------------------------
                                          (Registrant)

Date    July 22, 2002            By   /s/ Mark D. Hauptman
     ------------------             --------------------------------------------
                                      Mark D. Hauptman
                                      Vice President and Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                     DESCRIPTION
--------                                   -----------
  99.1             Press release distributed on July 22, 2002 disclosing
                   preliminary agreement to settle Herbert R. Silver, et al. v.
                   UICI et al securities class action litigation